Exhibit 10.3

THIS WARRANT AND THE SECURITIES UNDERLYING THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

Renewable Innovations, Inc.

COMMON STOCK PURCHASE WARRANT

THIS IS TO CERTIFY that, for value received, [●], an individual (the “Holder”) is entitled, subject to the terms and conditions set forth herein, to purchase from Renewable Innovations, Inc., a Nevada corporation (the “Company”) up to [●] ([●]) fully paid and nonassessable shares of common stock of the Company (the “Warrant Securities”) at the initial exercise price of one dollar ($1.00) per share, but subject to adjustment as provided in Section 3 below, (the “Exercise Price”).

This Note is being issued pursuant to a Securities Purchase Agreement between the Company and Holder of even date herewith (the “Purchase Agreement”).

1. Exercisability.

(A) This Warrant may be exercised at any time or from time to time beginning on date hereof (the “Trigger Date”) and ending on the date which is three (3) years after the Trigger Date. The Holder may exercise this Warrant by presentation and surrender hereof to the Company of a notice of election to purchase duly executed and accompanied by payment by the Exercise Price, which may be paid in cash or other consideration, including the waiver of all or a portion of the amount due to Holder pursuant to the Note.

(B) Cashless Conversion of Warrants. Notwithstanding any provisions herein to the contrary, if the shares of Company’s Common Stock underlying the exercise of this Warrant have not been included in an effective Registration Statement with the Securities and Exchange Commission by the date that is twelve (12) months after the date hereof, the Holder may convert this Warrant into that number of shares of the Company’s Common Stock by surrender of this Warrant at the principal office of the Company together with the properly endorsed form of election to purchase in which event the Company shall issue to the holder hereof a number of shares of the Company’s Common Stock computed using the following formula:

X = Y (A-B)

A

Where X = the number of shares of the Company’s Common Stock to be issued to the Holder

Y =	the number of shares of the Company’s Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =	the Fair Market Value of one share of the Company’s Common Stock (at the date of such calculation)

B =	the Exercise Price

All references herein to an “exercise” of the Warrant shall include a conversion pursuant to this Section. For the purposes of the above calculation, the “Fair Market Value” of one share of the Company’s Common Stock as of a particular date shall mean:

(a) If traded on a securities exchange or the NASDAQ National Market, the Fair Market Value shall be deemed to be the closing price of the Common Stock of the Company on such exchange or market on the date in question. If there is no closing selling price for such Common Stock on the date in question, then the fair market value shall be the closing selling price on the last preceding date for which such a quotation exists;

(b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the closing bid price of the Common Stock of the Company on the date in question. If there is no closing bid price for such Common Stock on the date in question, then the Fair Market Value shall be the closing bid price on the last preceding date for which such a quotation exists;

(c) If the Company’s Common Stock is traded on multiple platforms, the Board of Directors of the Company shall determine the primary market for such Common Stock; and

(d) If there is no active public market, the Fair Market Value shall be the value thereof, as determined in good faith by the Company’s Board of Directors after taking into account such factors as the Board of Directors of the Company shall deem appropriate.

2. Manner of Exercise. In case of the purchase of less than all the Warrant Securities, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new warrant of like tenor for the balance of the Warrant Securities. Upon the exercise of this Warrant, the issuance of certificates for securities, properties or rights underlying this Warrant shall be made forthwith (and in any event within three (3) business days thereafter) without charge to the Holder including, without limitation, any tax that may be payable in respect of the issuance thereof: provided, however, that the Company shall not be required to pay any tax in respect of income or capital gain of the Holder.

If and to the extent this Warrant is exercised, in whole or in part, the Holder shall be entitled to receive a certificate or certificates representing the Warrant Securities so purchased, upon presentation and surrender to the Company of the form of election to purchase attached hereto duly executed, and accompanied by payment of the purchase price.

3. Adjustment in Number of Shares and Exercise Price.

(A) Adjustment for Reclassifications. In case at any time or from time to time after the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock split, spin-off, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary’s capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price shall be adjusted proportionally.

(B) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

(C) Subsequent Equity Sales. If Company, as applicable, at any time and from time to time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of, sell or issue (or announce any offer, sale, grant or any option to purchase or other disposition of) any Common Stock (including any Common Stock issued under the Promissory Note of even date herewith issued pursuant to the Purchase Agreement, whether upon any type of conversion, preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities which are convertible into or exercisable for shares of Common Stock (together herein referred to as “Equity Securities”), at an effective price per share less than the Exercise Price (such lower price, the “Base Share Price” and such issuance collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options, or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then (a) the Exercise Price shall be reduced and only reduced to equal the Base Share Price, and (b) the number of Warrant Shares issuable upon the exercise of this Warrant shall be increased to an amount equal to the number of Warrant Shares Investor could purchase hereunder for an aggregate Exercise Price, as reduced pursuant to subsection (a) above, equal to the aggregate Exercise Price payable immediately prior to such reduction in Exercise Price, provided that the increase in the number of Exercise Shares issuable under to this Warrant made pursuant to this Section 5.3 shall not at any time exceed a number equal to three (3) times the number of Exercise Shares issuable under this Warrant as of the Issue Date (for the avoidance of doubt, the foregoing cap on the number of Exercise Shares issuable hereunder shall only apply to adjustments made pursuant to this Section 5.3 and shall not apply to adjustments made pursuant to Sections 5.1, 5.2 or any other section of this Warrant). Such adjustments shall be made whenever such Common Stock or Equity Securities are issued. Company shall notify Investor, in writing, no later than the Trading Day following the issuance of any Common Stock or Equity Securities subject to this Section 5.3, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, or other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not Company provides a Dilutive Issuance Notice pursuant to this Section 5.3, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance, Investor is entitled to receive the increased number of Warrant Shares provided for in subsection (b) above at an Exercise Price equal to the Base Share Price regardless of whether Investor accurately refers to the Base Share Price in the Notice of Exercise. Additionally, following the occurrence of a Dilutive Issuance, all references in this Warrant to “Warrant Shares” shall be a reference to the Warrant Shares as increased pursuant to subsection (b) above, and all references in this Warrant to “Exercise Price” shall be a reference to the Exercise Price as reduced pursuant to subsection (a) above, as the same may occur from time to time hereunder.

(a) Notice of Adjustment. Without limiting any other provision contained herein, when any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Warrant, or in the Exercise Price, pursuant to the terms hereof, Company shall promptly notify Investor of such event and of the number of Warrant Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

(b) Exceptions to Adjustment. Notwithstanding the provisions of Sections 5.3 and 5.4, no adjustment to the Exercise Price shall be effected as a result of an Excepted Issuance. “Excepted Issuances” shall mean, collectively, (a) Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as any such issuances are not for the purpose of raising capital and in which holders of such securities or debt are not at any time granted registration rights, and (b) Company’s issuance of Common Stock or the issuance or grant of options to purchase Common Stock to employees, directors, officers and consultants, authorized by Company’s board of directors pursuant to plans or agreements which are authorized, constituted or in effect as of the Issue Date.

4. No Requirement to Exercise. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant prior to or in connection with the effectiveness of a registration statement.

5. No Stockholder Rights. Unless and until this Warrant is exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Warrant.

6. Exchange. This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Securities purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Securities as shall be designated by the Holder at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

7. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Warrant.

8. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Principal Value, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

9. Notices to Holder. If at any time prior to the expiration of this Warrant or its exercise, any of the following events shall occur:

(a) the Company shall take a record of the holders of any class of its securities for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b) the Company shall offer to all the holders of a class of its securities any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option or warrant to subscribe therefor; or

(c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed then, in any one or more said events, the Company shall give written notice of such event to the Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholder entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

10. Transferability. This Warrant may not be transferred or assigned by the Holder without prior written approval by the Company.

11. Informational Requirements. The Company will transmit to the Holder such information, documents and reports as are generally distributed to stockholders of the Company concurrently with the distribution thereof to such stockholders.

12. Notice. All notices provided for in this Warrant shall be in accordance with the notice provisions of the Purchase Agreement.

13. Governing Law; Venue. This Warrant shall be governed by and construed under the laws of the State of Utah as applied to agreements among Utah residents, made and to be performed entirely within the State of Utah. The Parties agree that any action brought to enforce the terms of this Warrant will be brought in the appropriate federal or state court having jurisdiction over Salt Lake County, Utah, United States of America.

14. Successors. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective legal representatives, successors and assigns.

15. Attorneys’ Fees. In the event any holder hereof shall refer this Warrant to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney’s fees, whether or not suit is instituted.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed effective [●], 2023.

“Company”		“Holder”

Renewable Innovations, Inc.,
a Nevada corporation

By:	Robert L. Mount	[●]
Its:	President

[FORM OF ELECTION TO PURCHASE]

Ladies and Gentlemen:

The undersigned hereby elects to exercise the warrant issued to it by Renewable Innovations, Inc. (the “Company”) pursuant to the Common Stock Purchase Warrant Agreement between the Company and ______________, dated _______ (the “Warrant Agreement”) and to purchase thereunder ___________ (________) shares of Common Stock of the Company (the “Shares”) at a purchase price of $1.00 per share or an aggregate purchase price of _______________ Dollars ($_______) (the “Purchase Price”).

Pursuant to the terms of the Warrant Agreement the undersigned has delivered the aggregate Purchase Price herewith in full in cash or other consideration, including the waiver of all or a portion of the amount due to Holder pursuant to the Note.

The certificate(s) or other instruments for such shares shall be issued in the name of the undersigned or as otherwise indicated below.

Signature:
[name]
[address]

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